The Finite Solar Finance Fund
Schedule of Investments (Unaudited)
June 30, 2022

	Coupon		Maturity Date	Par Amount	Value

Corporate Bonds - 19.8%
Energy - 1.5%
Sunnova Energy Corp (1)(2)	5.875%		9/1/2026	50,000	$43,000

Financial - 11.9%
HAT Holdings I LLC / HAT Holdings II LLC (1)(2)	6.000%		4/15/2025	348,000	333,845

Utilities - 6.4%
Clearway Energy Operating LLC (1)(2)	4.750%		3/15/2028	200,000	180,199

Total Corporate Bonds (Cost $851,190)					557,044

United States Treasury Notes - 8.8%
United States Treasury Note	2.500%		4/30/2024	250,000	248,062
Total Treasury Notes (Cost $247,574)					248,062

Short Term Investments - 71.4%
United States Treasury Bills - 35.2%
United States Treasury Bill			2/23/2023	500,000	492,269
United States Treasury Bill			8/4/2022	500,000	499,450
Total Treasury Bills (Cost $996,015)					991,719

Money Market Funds - 36.1%
First American Treasury Obligations Fund, Class X	1.312%	(3)		1,016,590	1,016,590
Total Money Market Funds (Cost $1,016,590)					1,016,590

Total Short Term Investments (Cost $1,997,639)					2,008,309

Total Investments (Cost $2,863,796) - 100.0%					$2,813,415
Other Assets in Excess of Liabilities - 0.0%					910
Net Assets - 100.0%					$2,814,325

(1)  Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualifiedinstitutional buyers. At March 31, 2022, these securities amounted to $557,044, or 19.8% of net assets.

(2) Fixed rate asset.
(3) Presented rate represents the Money Market Fund's average 7-day % yield as of June 30, 2022.

Percentages are stated as a percent of net assets.

The following is a summary of the inputs used as of March 31, 2022 in valuing the Fund’s investments carried at fair value:

Investments at Value	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$557,044	$-	$557,044
Treasury Notes	-	248,062	-	248,062
Treasury Bills	-	991,719	-	991,719
Money Markets	1,016,590	-	-	1,016,590
Total	1,016,590	1,796,825	-	2,813,415